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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 9, 1998



                              IRT PROPERTY COMPANY
                              --------------------
               (Exact Name of Registrant as Specified in its Charter)




            Georgia                        1-7859               58-1366611
            -------                        ------               ----------
         (State or Other                (Commission            (IRS Employer
          Jurisdiction of               File Number)         Identification No.)
          Incorporation)


         200 Galleria Parkway, N.W., Suite 1400, Atlanta, Georgia 30339
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)


                                 (770) 955-4406
                           ---------------------------
              (Registrant's Telephone Number, including Area Code)

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ITEM 5.       OTHER EVENTS.

IRT Property Company (the "Company") has formed a Georgia limited partnership, IRT Partners L.P. ("LP"), to enhance its acquisition opportunities by offering potential sellers the ability to engage in tax-deferred sales in exchange for Operating Partnership Units ("OP Units") of LP. The Company serves as general partner of LP, and has contributed 20 of its shopping centers and related assets and cash to LP in exchange for OP Units and partnership interests. As a result, the Company and one of its wholly-owned subsidiaries own in excess of 90 percent of LP, which is included in the Company's consolidated financial statements. A copy of the Agreement of Limited Partnership of LP, as amended by Amendment No. 1 thereto, is attached hereto as an exhibit.

LP currently has several unaffiliated limited partners resulting from the acquisition of three Florida properties by LP in August 1998. Additional unaffiliated limited partners are expected to be added is connection with future acquisitions of property by LP.

In connection with the Company's formation of LP and its proposed operations, the Company's senior bank creditors requested that LP guarantee the Company's indebtedness under the Company's existing unsecured bank credit agreement. As a result, the Company and its bank creditors entered into an Amended and Restated Loan Agreement, dated as of September 9, 1998, by and among the Company and NationsBank, N.A., AmSouth Bank and First Union National Bank, as Banks, NationsBank, N.A., as the Swing Loan Lender, and NationsBank, N.A., as the Administrative Agent for the Banks (the "New Credit Agreement"), together with a related guaranty ("Guaranty") from LP of the Company's indebtedness thereunder.

The Company, as issuer, LP, as guarantor, and SunTrust Bank, Atlanta, as trustee (the "Trustee") have entered into Supplemental Indenture No. 3 ("Supplemental Indenture No. 3"), dated as of September 9, 1998, pursuant to which LP has guaranteed the Company's "Obligations" (as defined in the Supplemental Indenture No. 3) under senior debt securities of the Company issued, or to be issued, under the Indenture between the Company and the Trustee, dated November 9, 1995, previously filed with the Company's Shelf Registration Statement No. 33-63523 on Form S-3 (as amended, supplemented or otherwise modified through the date hereof, the "1995 Senior Indenture").

Similarly, the Company, as issuer, LP, as guarantor, and the Trustee, as trustee, have entered into Supplemental Indenture No. 1 ("Supplemental Indenture No. 1"), dated as of September 9, 1998, pursuant to which LP has guaranteed the Company's "Obligations" (as defined in Supplemental Indenture No. 1) under senior debt securities of the Company issued, or to be issued, under the Indenture between the Company and the Trustee, dated September 9, 1998, the form of which was previously filed with the Company's Shelf Registration Statement No. 333-48571 on Form S-3 (the "1998 Senior Indenture").

In addition, the Company and the Trustee have executed the Indenture between the Company and the Trustee, dated September 9, 1998, relating to subordinated debt securities of the Company, the form of which was previously filed with the Company's Shelf Registration Statement No. 333-48571 on Form S-3 (the "1998 Subordinated Indenture").

Copies of the New Credit Agreement (including the Guaranty), LP's Agreement of Limited Partnership, Supplemental Indenture No. 3, Supplemental Indenture No. 1, the 1998 Senior Indenture and the 1998 Subordinated Indenture are included as Exhibits hereto, and all descriptions included herein are qualified in their entirety by reference thereto.


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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
              EXHIBITS.

        C.    Exhibits

              4.1 Supplemental Indenture No. 3, dated September 9, 1998, by and between IRT Property Company, IRT Partners L.P. and SunTrust Bank, Atlanta, as Trustee, to the Indenture between the Company and the Trustee, dated November 9, 1995, previously filed with the Company's Shelf Registration Statement No. 33-63523 on Form S-3.

              4.2 Indenture, dated September 9, 1998, by and between IRT Property Company and SunTrust Bank, Atlanta, as Trustee, relating to senior debt securities, the form of which was previously filed with the Company's Shelf Registration Statement No. 333-48571 on Form S-3.

              4.3 Supplemental Indenture No. 1, dated September 9, 1998, by and between IRT Property Company, IRT Partners L.P. and SunTrust Bank, Atlanta, as Trustee, to the Indenture between the Company and the Trustee, dated September 9, 1998, relating to senior debt securities (which Indenture is filed as Exhibit 4.2 hereto).

              4.4 Indenture, dated September 9, 1998, by and between IRT Property Company and SunTrust Bank, Atlanta, as Trustee, relating to subordinated debt securities, the form of which was previously filed with the Company's Shelf Registration Statement No. 333-48571 on Form S-3.

              99.1 Amended and Restated Loan Agreement, dated as of September 9, 1998, by and among the Company and NationsBank, N.A., AmSouth Bank and First Union National Bank, as Banks, NationsBank, N.A., as the Swing Loan Lender, and NationsBank, N.A., as the Administrative Agent for the Banks, including the Guaranty.

              99.2 Agreement of Limited Partnership of IRT Partners L.P., and Amendment No. 1 thereto.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              IRT PROPERTY COMPANY
                                              (REGISTRANT)



                                               /S/ MARY M. THOMAS
                                               --------------------------------
                                               Mary M. Thomas
                                               Executive Vice President


Date:  September 14, 1998


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                                INDEX TO EXHIBITS


    Exhibit

      4.1 Supplemental Indenture No. 3, dated September 9, 1998, by and between IRT Property Company, IRT Partners L.P. and SunTrust Bank, Atlanta, as Trustee, to the Indenture between the Company and the Trustee, dated November 9, 1995, previously filed with the Company's Shelf Registration Statement No. 33-63523 on Form S-3.

      4.2 Indenture, dated September 9, 1998, by and between IRT Property Company and SunTrust Bank, Atlanta, as Trustee, relating to senior debt securities, the form of which was previously filed with the Company's Shelf Registration Statement No. 333-48571 on Form S-3.

      4.3 Supplemental Indenture No. 1, dated September 9, 1998, by and between IRT Property Company, IRT Partners L.P. and SunTrust Bank, Atlanta, as Trustee, to the Indenture between the Company and the Trustee, dated September 9, 1998, relating to senior debt securities (which Indenture is filed as Exhibit 4.2 hereto).

      4.4 Indenture, dated September 9, 1998, by and between IRT Property Company and SunTrust Bank, Atlanta, as Trustee, relating to subordinated debt securities, the form of which was previously filed with the Company's Shelf Registration Statement No. 333-48571 on Form S-3.

     99.1 Amended and Restated Loan Agreement, dated as of September 9, 1998, by and among the Company and NationsBank, N.A., AmSouth Bank and First Union National Bank, as Banks, NationsBank, N.A., as the Swing Loan Lender, and NationsBank, N.A., as the Administrative Agent for the Banks, including the Guaranty.

     99.2 Agreement of Limited Partnership of IRT Partners L.P., and Amendment No. 1 thereto.